Exhibit 10.3


                        PENN TREATY AMERICAN CORPORATION

                            INVESTOR RIGHTS AGREEMENT

         This Investor Rights Agreement (the "Agreement") is made as of February 19, 2002, by and among Penn Treaty American Corporation, a Pennsylvania corporation (the "Company"), and Centre Strategic Investment Holdings Limited, a Bermuda corporation (the "Investor").

                                    Recitals

         Whereas, the Company is issuing to the Investor on the date hereof warrants for the purchase of certain shares of the Company's Series A-1, A-2, A-3 and A-4 Convertible Preferred Stock (the "Warrants");

         Whereas, the Warrants contemplate the execution and delivery of this Agreement; and

         Whereas, in connection with the issuance of the Warrants, the parties desire to enter into this Agreement in order to grant registration rights to the Investor and agree in certain other respects as set forth below.

                                    Agreement

         Now, Therefore, in consideration of the foregoing recitals and the promises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used herein, the following terms shall have the following respective meanings:

     (a) "Affiliate" shall mean any entity controlling, controlled by or under common control with another entity. For the purposes of this definition, "control" shall have the meaning presently specified for that word in Rule 405 promulgated by the SEC under the Securities Act.

     (b)  "Agreement" shall have the meaning set forth in the Preamble.

     (c)  "Board" shall mean the Board of Directors of the Company.

     (d) "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, par value $.10 per share, of the Company as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include
          (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 8(e) of the Warrants.


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     (e)  "Company" shall have the meaning set forth in the preamble.

     (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (g) "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     (h) "Holder" shall mean any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2(i) hereof.

     (i)  "Investor" shall have the meaning set forth in the Preamble.

     (j) "Preferred Stock" shall mean the Series A-1, Series A-2, Series A-3 and Series A-4 Convertible Preferred Stock, par value $1.00, of the Company issuable upon the exercise of the Warrants.

     (k) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or other document in compliance with the Securities Act, and the effectiveness of such registration statement or document.

     (l) "Registrable Securities" shall mean (a) any Common Stock of the Company issued or issuable upon the conversion of the Preferred Stock; or (b) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities; provided that any share of Common Stock shall cease to be considered Registrable Securities upon any transfer of such share pursuant to a registration statement or pursuant to Rule 144 under the Securities Act.

     (m) "Registrable Securities then outstanding" shall mean the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding, or (b) are issuable pursuant to then exercisable or convertible securities.

     (n) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2(a), 2(b), and 2(c) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

     (o)  "SEC" shall mean the Securities and Exchange Commission.

     (p)  "Securities Act" shall mean the Securities Act of 1933, as amended.

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     (q)  "Seller" shall mean each Holder of Registrable Securities of the
          Company as to which Registrable Securities the Company could be required to file a registration statement or could be registered under the Securities Act at the request of such Holder pursuant to any of the provisions of this Agreement.

     (r) "Selling Expenses" shall mean all underwriting discounts and selling commissions.

     (s) "Series" shall mean the Series A-1, Series A-2, Series A-3 or Series A-4 Preferred Stock, as applicable.

     (t) "Significant Subsidiary" shall mean any subsidiary of the Company which would constitute a significant subsidiary within the meaning of Rule 1-02 of Regulation S-x promulgated by the SEC as in effect on the date hereof.

     (u) "Special Registration Statement" shall mean a registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act.

     (v) "Warrants" shall mean the Warrants as defined in the first "Whereas" clause above and all warrants issued upon transfer, division or combination thereof, or in substitution therefor.

2.   Registration.

     (a)  Demand Registration.

          (i) Subject to the conditions of this Section 2(a), if the Company shall receive a written request from the Holders of at least five percent (5%) of the Registrable Securities (the "Initiating Holders") that the Company file a registration statement under the Securities Act, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2(a), use its best efforts to effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that the Holders request in writing to be registered.

          (ii) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2(a) or any request pursuant to Section 2(c) and the Company shall include such information in the written notice referred to in Section 2(a)(i) or Section 2(c)(i), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of Sections 2(a) or 2(c), if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then the Company


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               shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company proposed to be sold by its stockholders are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          (iii) The Company shall not be required to effect a registration pursuant to this Section 2(a):

               (A) after the Company has effected two (2) registrations pursuant to this Section 2(a), and such registrations have become effective;

               (B) if the Company shall furnish to the Holders requesting a registration statement pursuant to this Section 2(a), a certificate signed by the Chairman of the Board stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company for periods aggregating not more than ninety (90) days in any twelve (12) month period; or

               (C) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2(c) below.

     (b) Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

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          (i)  Underwriting. If the registration statement under which the
               Company gives notice under this Section 2(b) is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated first to the Company, second to the Holders of Registrable Securities to be included in such registration statement, and third to all other stockholders proposing to sell securities pursuant to such registration statement; provided that in no event shall the number of shares of Registrable Securities to be included in such underwriting and registration be reduced, if applicable, below twenty-five percent (25%) of the total number of securities to be sold pursuant to such underwriting and registration. In addition, no shares of any other selling stockholder will be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than sixty-six and two-thirds percent (662/3%) of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least two (2) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members, stockholders and Affiliates of such Holder, or the estates and family members of any such partners, retired partners, members and retired members, and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder," and any pro rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

          (ii) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(b) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
               Section 2(d) hereof.

     (c) Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities;

          (ii) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2(c):

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               (A)  if Form S-3 is not available for such offering by the
                    Holders;

               (B) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2(c), the Company gives notice to such Holder or Holders of the Company's intention to make a public offering with respect to shares to be sold by the Company (as opposed to resales by stockholders of the Company) within ninety (90) days, other than pursuant to a Special Registration Statement, and, as part of such notice, the Company agrees to use its best efforts to file a registration statement in connection with such public offering within such ninety (90) day period;

               (C) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2(c), provided that such right to delay a request shall be exercised by the Company no more than once in any twelve (12) month period; or

               (D) In any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (iii) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2(c) shall not be counted as demands for registration or registrations effected pursuant to Sections 2(a) or 2(b), respectively.

     (d) Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2(a), 2(b), or 2(c) herein shall be borne by the Company. All Selling Expenses incurred in connection with Sections 2(a), 2(b) and 2(c) hereof shall be borne by the Company and the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding, the request of which has been subsequently withdrawn by the Initiating Holders, begun pursuant to (a) Sections 2(a) or 2(c), unless the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request; or (b) Section 2(a), unless the Holders of at least sixty-six and two-thirds percent (662/3%) of Registrable Securities, including the Holders of at least sixty-six and two-thirds percent (66 2/3%) of each Series then outstanding and the Holders of outstanding Warrants which are exercisable for at least sixty-six and


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          two-thirds percent (66 2/3%) of each Series of Preferred Stock issuable upon the exercise of such Warrants, agree to forfeit their right to one of the two registrations allowable under Section 2(a), in which event such right shall be forfeited on behalf of all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Sections 2(a) or 2(c) to a demand registration.

     (e) Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (i)  Prepare and file with the SEC, in no event later than forty-five
               (45) days after receipt of the request (or thirty (30) days after such receipt in the case of a registration on Form S-3), a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and to keep such registration statement effective until the Holder or Holders have completed the distribution related thereto (such period not to exceed one hundred eighty (180) days); provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish counsel for the Holders of Registrable Securities being included in such registration statement copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such counsel; provided further that (a) such 180-day period shall be extended for a period of time equal to the period the Holder or Holders refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (b) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, but in no event shall such period be so extended to be more than three hundred sixty (360) days.

          (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (i) above.

          (iii) Furnish to the Holders as soon as reasonably practicable prior to filing such number of copies of a prospectus and any amendments or supplements to such prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, file a general consent to service of process or subject itself to taxation in any such states or jurisdictions.

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          (v)  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (vi) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use its best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (vii)Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

          (viii)Cause all securities covered by such registration statement to be listed on each securities exchange on which securities of the same class are then listed.

          (ix) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (x) Make available for inspection by any Seller, any underwriter participating in a disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Seller or underwriter, upon reasonable request, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such registration statement.

          (xi) Notify each Holder of Registrable Securities covered by such registration statement, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

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          (xii) Notify each Holder of Registrable Securities covered by such registration statement of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information.

          (xiii) Advise each Holder of Registrable Securities covered by such registration statement promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

     (f) Termination of Registration Rights. All rights under this Agreement shall terminate as to any Holder (and its Affiliates, partners, former partners, members and former members) of Registrable Securities at such time as such Holder (and its Affiliates, partners, former partners, members and former members) is free to sell all shares of Registrable Securities held by such Holder (and its Affiliates, partners, former partners, members and former members) pursuant to Rule 144(k) under the Securities Act or a comparable exemption from registration that enables such Holder to sell all shares of Registrable Securities held by such Holder without registration under the Securities Act and without restriction as to the volume of shares sold, the manner of sale or otherwise. This Agreement shall terminate as to all Holders of Registrable Securities at such time as no shares of Registrable Securities remain outstanding.

     (g) Furnishing Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2(a), (b) or (c) that the Sellers shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     (h) Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2(a), 2(b) or 2(c):

          (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities
               Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement. The Company will pay as incurred to each such Holder,


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               partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2(h)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; and provided, further, that if any claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus and if the Holder delivered a copy of the preliminary prospectus to the person alleging damage and failed to deliver a copy of the final prospectus to such persons, the Company shall not be liable with respect to the claims of such person.

          (ii) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualifications or compliance is being effected, severally and not jointly, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with the registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2(h)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this Section 2(h) exceed the net proceeds from the offering received by such Holder.

          (iii) Promptly after receipt by an indemnified party under this
               Section 2(h) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2(h), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly


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

               with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2(h), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2(h). No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim made without the consent of the indemnifying party; and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

          (iv) If the indemnification provided for in this Section 2(h) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

          (v) The obligations of the Company and Holders under this Section 2(h) shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

     (i) Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is an Affiliate, general partner, limited partner, retired partner, member or retired member of a Holder; (b) is a Holder's family member or trust for the benefit of an individual Holder; or (c) acquires at least one hundred thousand (100,000) shares of Registrable Securities (as adjusted pursuant to the terms of the Warrants); provided (i) the transferor shall furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

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

     (j) Amendment of Registration Rights. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least sixty-six and two-thirds percent (662/3%) of the total number of shares of Registrable Securities then outstanding, including the Holders of at least sixty-six and two-thirds percent (662/3%) of each Series then outstanding and the Holders of outstanding Warrants which are exercisable for at least sixty-six and two-thirds percent (662/3%) of each Series of Preferred Stock issuable upon the exercise of such Warrants. Any amendment or waiver effected in accordance with this Section 2(j) shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     (k) Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least sixty-six and two-thirds percent (662/3%) of the Registrable Securities, including the Holders of at least sixty-six and two-thirds percent (662/3%) of each Series then outstanding and the Holders of outstanding Warrants which are exercisable or at least sixty-six and two-thirds percent (662/3%) of each Series of Preferred Stock issuable upon the exercise of such Warrants, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights with respect to any of the Company's equity securities unless such rights are subordinate to those granted to the Holders hereunder.

     (l) Rule 144. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (i) At all times make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;

          (ii) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

          (iii) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 under the Securities Act and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

3.   Board of Directors.

     (a) Observation Rights. For so long as the Investor and/or its Affiliates hold Warrants for Preferred Stock, and/or any shares of Preferred Stock, the Investor shall have the right to designate a representative of the Investor to attend all meetings of the Board and of the boards of directors of the Subsidiaries, and all committees of each thereof, in a non-voting observer capacity. In this respect, the Company shall provide, or cause to be provided, to such representative copies of all notices, minutes, consents and other materials that the Company and the Subsidiaries provide to their respective directors at the same time that the Company or the Subsidiaries provide such materials to their respective directors. The Company shall pay, or cause to be paid, all expenses incurred by such representative in connection with traveling to and attending meetings of such boards and committees.

     (b) Board Membership. At such time as any Holder owns Registrable Securities equal to at least ten percent (10%) of the Fully Diluted Outstanding shares of the Company's Common Stock, and for so long as such Holder continues to hold at least ten percent (10%) of the Fully Diluted Outstanding shares of the Company's Common Stock, the Company shall cause one (1) person designated by such Holder to be duly appointed as a member of the Board and each of its committees and of the boards and each of the committees of the boards of each of the Subsidiaries and shall take all such action as may be necessary or appropriate to cause the appointment of such director designee. The Company shall pay, or cause to be paid, all expenses incurred by such director designee in connection with traveling to and attending meetings of such boards and committees.

4. Certain Covenants. For so long as any Warrants remain outstanding, the written consent of the holders of outstanding Warrants which are exercisable for sixty-six and two-thirds percent (662/3%) of each Series of Preferred Stock issuable upon the exercise of all such Warrants shall be necessary for effecting or validating the following actions:

     (a) Any amendment, alteration or waiver of any provision of the Company's Articles of Incorporation or By-laws (including any filing of a statement with respect to shares) which adversely affects any of the rights, preferences or privileges of any of the holders of the applicable Series of Preferred Stock in a manner disproportionate to the rights, preferences or privileges of other holders of the Company's securities;

     (b) Any increase or decrease (other than by conversion) in the authorized number of shares of Common Stock or Preferred Stock;

     (c) Any authorization, designation or issuance, whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the Company ranking on a parity with or senior to the Preferred Stock in right of redemption, liquidation preference, voting or dividends or any increase in the authorized or designated number of any such new class or series;

     (d) Any redemption or repurchase of Common Stock (except for acquisitions of Common Stock by the Company pursuant to agreements which permit the Company to repurchase such shares upon termination of services to the Company or in exercise of the Company's right of first refusal upon a proposed transfer);

     (e)  Any change in the authorized number of directors of the Company;

     (f)  Any liquidation or dissolution of the Company;

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

     (g) Any merger or consolidation of the Company or a Significant Subsidiary with or into another corporation or other entity or any other corporate reorganization in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization own less than fifty percent (50%) of the Company's voting power immediately after such merger, consolidation or reorganization, or any transaction or series of transactions in which in excess of fifty percent (50%) of the Company's voting power is transferred;

     (h) Any sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company; and

     (i) Any sale, transfer or other disposition of all or substantially all of the stock or assets of any Significant Subsidiary of the Company.

5.   Miscellaneous.

     (a) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

     (b) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends.

     (c) Entire Agreement. This Agreement and the Warrants constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

     (d) Severability. In case any one or more of the terms or provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     (e)  Amendment and Waiver.

          (i) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of sixty-six and two-thirds percent (662/3%) of the total number of shares of Registrable Securities, including the Holders of at least sixty-six and two-thirds percent (662/3%) of each Series then outstanding and the Holders of outstanding Warrants which are exercisable for at least sixty-six and two-thirds percent (662/3%) of each Series of Preferred Stock issuable upon the exercise of such Warrants.

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

          (ii) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of sixty-six and two-thirds percent (662/3%) of the total number of shares of Registrable Securities, including the Holders of at least sixty-six and two-thirds percent (662/3%) of each Series then outstanding and the Holders of outstanding Warrants which are exercisable for at least sixty-six and two-thirds percent (662/3%) of each Series of Preferred Stock issuable upon the exercise of such Warrants.

          (iii) For the purposes of determining the number of Holders entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of the Warrants or its Preferred Stock or Common Stock as maintained by or on behalf of the Company.

     (f) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on any Holder's part of any breach, default or noncompliance under this Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     (g) Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Eastern time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (Eastern time), (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be:
          (i) if to the Company, to 3440 Lehigh Street, Allentown, Pennsylvania 18103-7001, Attn: Jane Bagley, facsimile number (610) 965-0668, or
          (ii) if to a Holder, to the address or facsimile number appearing in the records of the Company or such other address or facsimile number as the Holder may provide to the Company in accordance with this
          Section 3(g).

     (h) Attorneys' Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     (i) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     (j) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

              The remainder of this page intentionally left blank.

                             Signature Pages Follow

         In Witness Whereof, the parties hereto have executed this Investor Rights Agreement as of the date set forth above.

COMPANY:                           INVESTOR:
PENN TREATY AMERICAN               CENTRE STRATEGIC INVESTMENT
CORPORATION                        HOLDINGS LIMITED

By:                                By:
    -------------------------          -------------------------
Its:                               Its:
    -------------------------          -------------------------







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